UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 16, 2003
                                                 -------------------------------

                           WHITNEY HOLDING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Louisiana                         0-1026                    72-6017893
--------------------------------------------------------------------------------
(State of                 (Commission File Number)        (IRS Employer
incorporation)                                           Identification No.)

          228 St. Charles Avenue, New Orleans, Louisiana       70130
--------------------------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)

                                 (504) 586-7272
--------------------------------------------------------------------------------
               (Registrant's telephone number,including area code)

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits
         99.1    News Release dated October 16, 2003

Item 12. Results of Operations and Financial Condition

         On October 16, 2003, Whitney  Holding Corporation  issued  a   news
release announcing its financial results for the quarter ended September 30, 2003 (the "News Release"). The News Release is attached as Exhibit 99.1 to this report.


                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WHITNEY HOLDING CORPORATION


                                            By: /s/Thomas L. Callicutt, Jr.
                                                --------------------------------
                                                Thomas L. Callicutt, Jr.
                                                Executive Vice President
                                                and Chief Financial Officer

                                                Date: October 16, 2003
                                                     ---------------------------

                                  EXHIBIT INDEX

Exhibit
Number                                                Description
-------                                               -----------
99.1                                        News Release dated October 16, 2003.


Exhibit 99.1


                               [GRAPHIC OMITTED]


                           WHITNEY HOLDING CORPORATION
                             228 ST. CHARLES AVENUE
                              NEW ORLEANS, LA 70130
                               www.whitneybank.com

                                  NEWS RELEASE

CONTACT: Thomas L. Callicutt, Jr.                         FOR IMMEDIATE RELEASE
         504/552-4591                                     October 16, 2003

                     WHITNEY REPORTS THIRD QUARTER EARNINGS

         New Orleans, Louisiana. Whitney Holding Corporation (NASDAQ-WTNY) earned $.69 per share, or $27.5 million, in the third quarter of 2003, including the impact of a $4 million pretax negative provision for loan losses ($2.6 million after tax or $.07 per share). These quarterly results represented an increase of 13% from the $.61 per share, or $24.3 million, earned in the third quarter of 2002. Year-to-date earnings in 2003 of $1.87 per share, or $74.7 million, were 6% higher than 2002 earnings on both a per-share and dollar basis.
         Selected highlights from the third quarter's results follow:
         o Positive developments on several larger problem credit relationships and a favorable direction to overall credit quality during the quarter helped reduce the allowance for loan losses needed at September 30, 2003 to a level $4.8 million below that at June 30, 2003. The reduction in the required allowance led to a $4 million negative provision for loan losses in the third quarter of 2003, compared to no provision in 2003's second quarter and a provision of $1.5 million in the third quarter of 2002. Net charge-offs were a moderate $.8 million in the third quarter of 2003 following a small net recovery in 2003's second quarter. For the first nine months of 2003, net charge-offs totaled only $1.2 million. In 2002, net charge-offs totaled $4.9 million in the third quarter and $10.4 million for the year-to-date period. The payoff of a larger credit previously categorized as impaired was a major factor in the $5 million reduction in total nonperforming loans from the end of 2003's second quarter. This payoff and improved outlooks for several other larger credits contributed to an $18 million reduction in the total of loans internally classified as having well-defined weaknesses or doubtful prospects for full repayment


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                                       2

            from the end of the second quarter of 2003. With the negative provision and continued loan growth, the allowance declined as a percentage of total loans to 1.31% at September 30, 2003, from 1.43% at June 30, 2003. The allowance represented 200% of nonperforming assets at the end of the third quarter of 2003 and 185% at the end of 2003's second quarter.
         o Whitney's net interest income (TE) increased 1%, or $.5 million, from the third quarter of 2002. The favorable impact of 6% growth in earning assets was largely offset by a 24 basis point compression of the net interest margin (TE) between these periods, to a still healthy 4.45% in 2003's third quarter. The current quarter's net interest margin (TE) was up slightly from the second quarter of 2003. The longstanding environment of low market rates continued to prevail in 2003's third quarter, although there was some upward movement for longer maturities. In this environment, both funding costs and asset yields have trended lower during 2003 as they did throughout 2002. Funding costs decreased 55 basis points between the third quarters of 2002 and 2003, as Whitney implemented deposit pricing strategies in response to market conditions and the mix of funds shifted in favor of noninterest-bearing and lower-cost interest-bearing sources. The overall yield on earning assets was 79 basis points lower than in 2002's third quarter, as both loan and investment yields were impacted by the gradual repricing of fixed-rate instruments during this sustained period of low rates.
            Low market rates have also stimulated home mortgage refinancing activities leading to significant prepayments and additional repricing opportunities on mortgage-backed securities. During the third quarter of 2003, Whitney sold $276 million in mortgage-backed securities experiencing accelerated prepayments and repositioned the proceeds in other mortgage-backed issues with a higher and more stable yield and a duration more consistent with overall investment strategies. The sale generated a gain of approximately $.9 million.
         o  Noninterest  income,  excluding securities transactions,  increased
            2%, or $.4 million, from the third quarter of 2002. Excluding net gains on dispositions of surplus banking property and foreclosed assets, which are included in other noninterest income and totaled over $1.2 million in 2002's third quarter, noninterest income was 8%, or $1.6 million, higher than in the year-earlier quarter.
            Secondary mortgage market operations continued to generate strong results in 2003, with third quarter fee income up 63%, or

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                                       3

            $1.3 million, from the same period in 2002. Loan production volume has benefited as low rates stimulated homeowners to refinance their mortgages and helped sustain demand for home purchases. Service charges from deposit accounts were 2% higher in the third quarter of 2003 and credit card income was up 9% compared to 2002's third quarter. The growth in credit card income does not fully reflect the underlying growth in transaction volumes on bank-issued credit and debit cards because debit transaction rates were reduced beginning in August 2003 under the terms of the settlement between Visa USA and merchants. Trust service fees declined 6% compared to the third quarter of 2002, but they have begun to stabilize in recent periods with improved capital market valuations.
         o Noninterest expense increased 5%, or $3.1 million, from 2002's third quarter. Total personnel expense was up 9%, or $2.9 million, as employee compensation increased 7%, or $1.9 million, and employee benefits rose 18%, or $1.0 million. Base pay increased 3%, or close to $.7 million, but payments under targeted employee incentive programs rose more sharply, driven mainly by the impact of higher loan production volumes on retail mortgage origination incentives.
            Management incentive plan expense, which includes certain stock-based compensation, increased $.7 million. A combined increase of $.9 million in defined benefit pension plan expense and the cost of providing postretirement health benefits was the main factor behind the overall rise in employee benefits expense. The combined expense of providing these retirement benefits will be up a comparable amount in the fourth quarter of 2003 compared with the year-earlier period, and the annual increase will total $4.1 million. Most other major expense categories compared favorably with the third quarter of 2002. Benefits from the elimination of underutilized facilities helped reduce occupancy expense by 3%, although several new or replacement branches are scheduled to open through the first half of 2004. Equipment and data processing expense decreased 1%, but recent capacity upgrades to the data processing system and new applications will likely lead to a moderate year-over-year increase in 2003's fourth quarter. Upgrades to the capacity and functionality of communication lines were the main factor behind the 4% increase in the telecommunication and postage expense category.

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                                       4

         Average loans in the third quarter of 2003 grew 7%, or $295 million, from the third quarter of 2002. Beginning in the latter half of 2002, the commercial loan portfolio has shown some steady growth that mainly reflects new customer development. For the third quarter of 2003, commercial loans, including construction loans and other real property loans, were up 12%, or $383 million, on average compared to the third quarter of 2002. Partly offsetting this growth was a decrease of 13%, or $87 million, in the residential mortgage loan portfolio that was driven mainly by the continued high level of refinancing activity coupled with management's continuing decision to sell most current production.
         Average deposits were up 6%, or $315 million, in the third quarter of 2003 compared to 2002's third quarter. Deposit-pricing strategies helped improve the mix of deposits. As anticipated by these strategies, higher-cost time deposits for the third quarter of 2003 were 7%, or $105 million, below 2002's third quarter, with some funds flowing to other deposit products. Total lower-cost deposits increased 10%, or $420 million, on average, with noninterest-bearing demand deposits up 13%, or $206 million, and deposits in lower-cost interest-bearing products up 9%, or $214 million.
         Whitney Holding Corporation, through its banking subsidiary Whitney
National Bank, serves the five-state Gulf Coast region stretching from Houston, Texas; across southern Louisiana and the coastal region of Mississippi; to central and south Alabama; and into the panhandle of Florida.


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                                       5



                                      -----
                  This news release may contain statements that are not
         historical facts and are "forward-looking statements" as that term is defined by the Private Securities Litigation Reform Act of 1995. These
         forward-looking statements, which Whitney makes in good faith, are based on numerous assumptions, certain of which we may refer to specifically in connection with a particular statement. Some of the more important assumptions include
              o expectations about overall economic strength and the performance of the economies in Whitney's market area,
              o expectations about the movement of interest rates, including actions that may be taken by the Federal Reserve Board in
                response to changing economic conditions,
              o reliance on existing or anticipated changes in laws and
                regulations affecting the activities of the banking industry and other financial service providers, and
              o expectations regarding the nature and level of competition, changes in customer behavior and preferences, and Whitney's ability to execute its plans to respond effectively.
                  Because it is uncertain whether future conditions and events will confirm these assumptions, there is a risk that Whitney's future results will differ materially from what is stated in or implied by such forward-looking statements. Whitney cautions readers to consider this risk.
                  Whitney undertakes no obligation to update or revise any of the information in this news release, whether as a result of new information, future events or developments, or for any other reason.



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                                           WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
------------------------------------------------------------------------------------------------------------------------------
                                                       FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------
                                                                       Third         Third               Nine Months Ended
                                                                      Quarter       Quarter                 September 30
(dollars in thousands, except per share data)                           2003          2002              2003           2002
------------------------------------------------------------  -------------------------------  -------------------------------
INCOME DATA
    Net interest income                                            $   74,283    $   73,964        $  219,599     $  221,745
    Net interest income (tax-equivalent)                               75,696        75,162           223,769        225,376
    Provision for loan losses                                          (4,000)        1,500            (3,500)         7,000
    Noninterest income (excluding securities transactions)             22,675        22,295            67,296         62,884
    Securities transactions                                               863           (15)              863            411
    Noninterest expense                                                61,332        58,230           181,271        172,980
    Net income                                                         27,502        24,316            74,722         70,193
------------------------------------------------------------  -------------------------------  -------------------------------

------------------------------------------------------------  -------------------------------  -------------------------------
AVERAGE BALANCE SHEET DATA
    Loans                                                          $4,620,970    $4,326,383        $4,549,576     $4,356,944
    Investment in securities                                        1,974,230     1,849,743         1,982,290      1,803,432
    Earning assets                                                  6,772,338     6,373,798         6,670,593      6,507,286
    Total assets                                                    7,293,393     6,883,963         7,187,081      7,036,546
    Deposits                                                        5,949,378     5,634,831         5,870,668      5,780,268
    Shareholders' equity                                              822,678       773,326           819,578        750,087
------------------------------------------------------------  -------------------------------  -------------------------------

------------------------------------------------------------  -------------------------------  -------------------------------
PER SHARE DATA
    Earnings per share
       Basic                                                       $      .69    $      .61        $     1.87     $     1.76
       Diluted                                                            .68           .60              1.85           1.75
    Cash dividends per share                                       $      .30    $      .27        $      .90     $      .81
    Book value per share, end of period                            $    20.59    $    19.56        $    20.59     $    19.56
    Trading data
       High closing price                                          $    35.74    $    34.00        $    35.74     $    38.52
       Low closing  price                                               31.94         28.09             31.62          28.09
       End-of-period closing  price                                     34.00         32.08             34.00          32.08
       Trading volume                                               5,300,892     5,078,531        19,847,169     16,152,515
------------------------------------------------------------  -------------------------------  -------------------------------

------------------------------------------------------------  -------------------------------  -------------------------------
RATIOS
    Return on average assets                                             1.50%         1.40%             1.39%          1.33%
    Return on average shareholders' equity                              13.26         12.47             12.19          12.51
    Net interest margin                                                  4.45          4.69              4.48           4.63
    Dividend payout ratio                                               44.01         44.43             48.50          46.05
    Average loans as a percentage of average deposits                   77.67         76.78             77.50          75.38
    Efficiency ratio                                                    62.35         59.75             62.28          60.01
    Noninterest income as a percentage of total revenue
       (excluding securities transactions)                              23.05         22.88             23.12          21.82
    Allowance for loan losses as a percentage of
       loans, at end of period                                           1.31          1.56              1.31           1.56
    Nonperforming assets as a percentage of loans plus
       foreclosed assets and surplus property, at end of period           .73           .95               .73            .95
    Average shareholders' equity as a percentage
       of average total assets                                          11.28         11.23             11.40          10.66
    Leverage ratio, at end of period                                    10.04          9.65             10.04           9.65
------------------------------------------------------------  -------------------------------  -------------------------------

Tax-equivalent (TE) amounts are calculated using a federal income tax rate of 35%.
The efficiency ratio is noninterest expense to total net interest (TE) and noninterest income (excluding securities transactions).

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                                       WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
----------------------------------------------------------------------------------------------------------------------------
                                        DAILY AVERAGE CONSOLIDATED BALANCE SHEETS
----------------------------------------------------------------------------------------------------------------------------
                                                                   Third          Third             Nine Months Ended
                                                                  Quarter        Quarter               September 30
(dollars in thousands)                                             2003           2002              2003           2002
------------------------------------------------------------------------------------------   -------------------------------
                ASSETS
------------------------------------------------------------
EARNING ASSETS
  Loans                                                         $4,620,970     $4,326,383        $4,549,576      $4,356,944
  Investment in securities
     Securities available for sale                               1,766,011      1,683,076         1,780,212       1,629,520
     Securities held to maturity                                   208,219        166,667           202,078         173,912
                                                            ------------------------------   -------------------------------
        Total investment in securities                           1,974,230      1,849,743         1,982,290       1,803,432
                                                            ------------------------------   -------------------------------
  Federal funds sold and short-term investments                    100,764        182,225            76,293         329,372
  Loans held for sale                                               76,374         15,447            62,434          17,538
                                                            ------------------------------   -------------------------------
        Total earning assets                                     6,772,338      6,373,798         6,670,593       6,507,286
------------------------------------------------------------------------------------------   -------------------------------
NONEARNING ASSETS
  Accrued interest receivable                                       29,043         31,546            29,876          33,090
  Goodwill                                                          69,164         69,164            69,164          69,062
  Other intangible assets                                           25,396         30,989            26,707          32,453
  Other assets                                                     464,043        451,090           457,604         467,325
  Allowance for loan losses                                        (66,591)       (72,624)          (66,863)        (72,670)
------------------------------------------------------------------------------------------   -------------------------------

        Total assets                                            $7,293,393     $6,883,963        $7,187,081      $7,036,546
------------------------------------------------------------------------------------------   -------------------------------

             LIABILITIES
------------------------------------------------------------
INTEREST-BEARING LIABILITIES
  Interest-bearing deposits
     NOW account deposits                                       $  706,851     $  635,576        $  697,697      $  701,560
     Money market investment deposits                            1,416,716      1,316,705         1,400,583       1,315,815
     Savings deposits                                              560,469        518,199           550,867         512,087
     Other time deposits                                           790,238        890,595           812,606         934,907
     Time deposits $100,000 and over                               694,675        699,707           682,221         720,261
                                                            ------------------------------   -------------------------------
        Total interest-bearing deposits                          4,168,949      4,060,782         4,143,974       4,184,630
                                                            ------------------------------   -------------------------------

  Short-term and other borrowings                                  457,508        410,108           435,354         442,437
                                                            ------------------------------   -------------------------------
        Total interest-bearing liabilities                       4,626,457      4,470,890         4,579,328       4,627,067
------------------------------------------------------------------------------------------   -------------------------------
NONINTEREST-BEARING LIABILITIES
  Noninterest-bearing deposits                                   1,780,429      1,574,049         1,726,694       1,595,638
  Accrued interest payable                                           6,431         10,952             7,324          13,178
  Other liabilities                                                 57,398         54,746            54,157          50,576
                                                            ------------------------------   -------------------------------
        Total liabilities                                        6,470,715      6,110,637         6,367,503       6,286,459
------------------------------------------------------------------------------------------   -------------------------------
         SHAREHOLDERS' EQUITY                                      822,678        773,326           819,578         750,087
------------------------------------------------------------------------------------------   -------------------------------

        Total liabilities and shareholders' equity              $7,293,393     $6,883,963        $7,187,081      $7,036,546
------------------------------------------------------------------------------------------   -------------------------------

------------------------------------------------------------------------------------------   -------------------------------
EARNING ASSETS LESS
    INTEREST-BEARING LIABILITIES                                $2,145,881     $1,902,908        $2,091,265      $1,880,219
------------------------------------------------------------------------------------------   -------------------------------
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                                         WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
---------------------------------------------------------------------------------------------------------------------------
                                                 CONSOLIDATED BALANCE SHEETS
---------------------------------------------------------------------------------------------------------------------------
                                                                              September 30     December 31     September 30
(dollars in thousands)                                                            2003            2002             2002
---------------------------------------------------------------------------------------------------------------------------
             ASSETS
-----------------------------------------------------------------------
  Cash and due from financial institutions                                    $  282,619       $  326,124       $  271,528
  Federal funds sold and short-term investments                                   72,913            4,327          170,641
  Loans held for sale                                                             32,916           65,572           26,986
  Investment in securities
     Securities available for sale                                             1,766,695        1,773,591        1,693,874
     Securities held to maturity                                                 205,480          202,107          159,345
                                                                       ----------------------------------------------------
        Total investment in securities                                         1,972,175        1,975,698        1,853,219
  Loans                                                                        4,669,536        4,455,412        4,373,326
     Allowance for loan losses                                                   (61,401)         (66,115)         (68,240)
                                                                       ----------------------------------------------------
        Net loans                                                              4,608,135        4,389,297        4,305,086
                                                                       ----------------------------------------------------
  Bank premises and equipment                                                    147,328          151,620          152,916
  Accrued interest receivable                                                     27,863           28,649           29,277
  Goodwill                                                                        69,164           69,164           69,164
  Other intangible assets                                                         24,765           28,807           30,269
  Other assets                                                                    72,463           58,623           56,785
---------------------------------------------------------------------------------------------------------------------------
        Total assets                                                          $7,310,341       $7,097,881       $6,965,871
---------------------------------------------------------------------------------------------------------------------------


           LIABILITIES
-----------------------------------------------------------------------
  Noninterest-bearing demand deposits                                         $1,815,163       $1,692,939       $1,615,810
  Interest-bearing deposits                                                    4,149,094        4,089,940        4,074,062
                                                                       ----------------------------------------------------
        Total deposits                                                         5,964,257        5,782,879        5,689,872
                                                                       ----------------------------------------------------

  Short-term and other borrowings                                                449,374          453,415          423,442
  Accrued interest payable                                                         5,051            7,383            8,192
  Accounts payable and other accrued liabilities                                  60,614           53,721           61,775
                                                                       ----------------------------------------------------
        Total liabilities                                                      6,479,296        6,297,398        6,183,281
---------------------------------------------------------------------------------------------------------------------------
      SHAREHOLDERS' EQUITY
-----------------------------------------------------------------------
  Common stock, no par value                                                       2,800            2,800            2,800
  Capital surplus                                                                177,433          167,235          165,107
  Retained earnings                                                              645,720          607,235          594,113
  Accumulated other comprehensive income                                          14,456           30,104           28,185
  Treasury stock at cost                                                               -                -                -
  Unearned restricted stock compensation                                          (9,364)          (6,891)          (7,615)
                                                                       ----------------------------------------------------
        Total shareholders' equity                                               831,045          800,483          782,590
---------------------------------------------------------------------------------------------------------------------------
        Total liabilities and shareholders' equity                            $7,310,341       $7,097,881       $6,965,871
---------------------------------------------------------------------------------------------------------------------------
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                                        WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
-----------------------------------------------------------------------------------------------------------------------------
                                             CONSOLIDATED STATEMENTS OF INCOME
-----------------------------------------------------------------------------------------------------------------------------
                                                                 Third           Third                 Nine Months Ended
                                                                Quarter         Quarter                   September 30
(dollars in thousands, except per share data)                     2003            2002                2003            2002
----------------------------------------------------------------------------------------    ---------------------------------
INTEREST INCOME
  Interest and fees on loans                                  $  63,147       $  67,742           $ 190,526        $ 207,202
  Interest and dividends on investments                          20,450          23,297              63,100           70,744
  Interest on federal funds sold and
     short-term investments                                         259             789                 652            4,239
----------------------------------------------------------------------------------------    ---------------------------------
    Total interest income                                        83,856          91,828             254,278          282,185
----------------------------------------------------------------------------------------    ---------------------------------
INTEREST EXPENSE
  Interest on deposits                                            8,875          16,932              32,569           57,413
  Interest on short-term and other borrowings                       698             932               2,110            3,027
----------------------------------------------------------------------------------------    ---------------------------------
    Total interest expense                                        9,573          17,864              34,679           60,440
----------------------------------------------------------------------------------------    ---------------------------------
NET INTEREST INCOME                                              74,283          73,964             219,599          221,745
PROVISION FOR LOAN LOSSES                                        (4,000)          1,500              (3,500)           7,000
----------------------------------------------------------------------------------------    ---------------------------------
NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                                78,283          72,464             223,099          214,745
----------------------------------------------------------------------------------------    ---------------------------------
NONINTEREST INCOME
  Service charges on deposit accounts                             9,698           9,539              28,325           28,682
  Secondary mortgage market operations                            3,373           2,069               9,097            5,969
  Credit card income                                              2,272           2,083               6,921            6,010
  Trust service fees                                              1,997           2,130               6,104            6,732
  Other noninterest income                                        5,335           6,474              16,849           15,491
  Securities transactions                                           863             (15)                863              411
----------------------------------------------------------------------------------------    ---------------------------------
    Total noninterest income                                     23,538          22,280              68,159           63,295
----------------------------------------------------------------------------------------    ---------------------------------
NONINTEREST EXPENSE
  Employee compensation                                          29,096          27,242              85,226           79,399
  Employee benefits                                               6,587           5,576              20,734           16,472
                                                        --------------------------------    ---------------------------------
    Total personnel expense                                      35,683          32,818             105,960           95,871
  Net occupancy expense                                           5,052           5,208              14,550           15,131
  Equipment and data processing expense                           4,444           4,510              12,967           14,491
  Telecommunication and postage                                   2,221           2,140               6,366            6,192
  Legal and professional fees                                     1,463           1,431               4,504            4,601
  Corporate value and franchise taxes                             1,727           1,894               5,253            5,683
  Amortization of intangibles                                     1,290           1,461               4,042            4,384
  Other noninterest expense                                       9,452           8,768              27,629           26,627
----------------------------------------------------------------------------------------    ---------------------------------
    Total noninterest expense                                    61,332          58,230             181,271          172,980
----------------------------------------------------------------------------------------    ---------------------------------
INCOME BEFORE INCOME TAXES                                       40,489          36,514             109,987          105,060
INCOME TAX EXPENSE                                               12,987          12,198              35,265           34,867
----------------------------------------------------------------------------------------    ---------------------------------

NET INCOME                                                    $  27,502       $  24,316           $  74,722        $  70,193
----------------------------------------------------------------------------------------    ---------------------------------

----------------------------------------------------------------------------------------    ---------------------------------
EARNINGS PER SHARE
  Basic                                                       $     .69       $     .61           $    1.87        $    1.76
  Diluted                                                           .68             .60                1.85             1.75
----------------------------------------------------------------------------------------    ---------------------------------

----------------------------------------------------------------------------------------    ---------------------------------
WEIGHTED-AVERAGE SHARES
     OUTSTANDING
  Basic                                                      39,993,350      40,050,014          39,882,839       39,894,294
  Diluted                                                    40,383,047      40,244,282          40,320,434       40,129,111
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------    ---------------------------------
CASH DIVIDENDS PER SHARE                                      $     .30       $     .27           $     .90        $     .81
----------------------------------------------------------------------------------------    ---------------------------------
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----------------------------------------------------------------------------------------------------------------------------
                                       WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
----------------------------------------------------------------------------------------------------------------------------
                                        SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)*
----------------------------------------------------------------------------------------------------------------------------
                                                               Third        Second       Third          Nine Months Ended
                                                              Quarter      Quarter      Quarter            September 30
                                                                2003         2003         2002           2003       2002
------------------------------------------------------------------------------------------------   -------------------------
                     EARNING ASSETS
-----------------------------------------------------------
     Loans**                                                    5.35 %      5.55 %       6.22 %         5.54 %      6.36 %
     Investment in securities                                   4.38        4.34         5.22           4.48        5.43
     Federal funds sold and short-term investments              1.02        1.25         1.72           1.14        1.72
                                                           -------------------------------------   -------------------------
            Total interest-earning assets                       5.01 %      5.14 %       5.80 %         5.18 %      5.87 %
                                                           -------------------------------------   -------------------------

------------------------------------------------------------------------------------------------   -------------------------
            INTEREST-BEARING LIABILITIES
-----------------------------------------------------------

     Interest-bearing deposits
         NOW account deposits                                    .31 %       .47 %        .74 %          .43 %       .85 %
         Money market investment deposits                        .64         .90         1.46            .86        1.52
         Savings deposits                                        .27         .47          .82            .43         .81
         Other time deposits                                    1.62        1.87         2.61           1.88        3.05
         Time deposits $100,000 and over                        1.38        1.60         2.24           1.58        2.51
                                                           -------------------------------------   -------------------------
            Total interest-bearing deposits                      .84        1.08         1.65           1.05        1.83
                                                           -------------------------------------   -------------------------


     Short-term and other borrowings                             .61         .70          .90            .65         .91
                                                           -------------------------------------   -------------------------
            Total interest-bearing liabilities                   .82 %      1.04 %       1.59 %         1.01 %      1.75 %
                                                           -------------------------------------   -------------------------

------------------------------------------------------------------------------------------------   -------------------------
        NET INTEREST SPREAD (tax-equivalent)
-----------------------------------------------------------
     Yield on earning assets less cost of interest-
         bearing liabilities                                    4.19 %      4.10 %       4.21 %         4.17 %      4.12 %
                                                           -------------------------------------   -------------------------

------------------------------------------------------------------------------------------------   -------------------------
        NET INTEREST MARGIN (tax-equivalent)
-----------------------------------------------------------
     Net interest income (tax-equivalent) as a
         percentage of average earning assets                   4.45 %      4.43 %       4.69 %         4.48 %      4.63 %
                                                           -------------------------------------   -------------------------

------------------------------------------------------------------------------------------------   -------------------------
                 COST OF FUNDS
-----------------------------------------------------------
     Interest expense as a percentage of average interest-
         bearing liabilities plus interest-free funds            .56 %       .71 %       1.11 %          .70 %      1.24 %
------------------------------------------------------------------------------------------------   -------------------------
   * Based on a 35% tax rate.
  ** Net of unearned income, before deducting the allowance for loan losses and including loans held for sale and loans accounted for on a nonaccrual basis.

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

                                                                11

------------------------------------------------------------------------------------------------------------------------------
                                              WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
------------------------------------------------------------------------------------------------------------------------------
                                                             LOAN QUALITY
------------------------------------------------------------------------------------------------------------------------------
                                                                     Third          Third              Nine Months Ended
                                                                    Quarter        Quarter                September 30
(dollars in thousands)                                                2003           2002             2003             2002
---------------------------------------------------------------------------------------------  -------------------------------
                ALLOWANCE FOR LOAN LOSSES
---------------------------------------------------------------
Allowance for loan losses at beginning of period                $    66,243     $   71,667       $   66,115     $    71,633
Provision for loan losses                                            (4,000)         1,500           (3,500)          7,000
Loans charged off                                                    (2,428)        (6,291)          (9,284)        (14,326)
Recoveries on loans previously charged off                            1,586          1,364            8,070           3,933
                                                               ------------------------------  -------------------------------
     Net loans (charged off) recovered                                 (842)        (4,927)          (1,214)        (10,393)
                                                               ------------------------------  -------------------------------
Allowance for loan losses at end of period                      $    61,401     $   68,240       $   61,401     $    68,240
                                                               ------------------------------  -------------------------------

Net annualized charge-offs (recoveries) as a percentage
    of average loans                                                    .07 %          .46 %            .04 %           .32 %

Gross annualized charge-offs as a percentage of
    average loans                                                       .21 %          .58 %            .27 %           .44 %

Recoveries as a percentage of gross charge-offs                       65.32 %        21.68 %          86.92 %         27.45 %

Allowance for loan losses as a percentage of
    loans, at end of period                                            1.31 %         1.56 %           1.31 %          1.56 %
                                                               ------------------------------  -------------------------------


                                                               ------------------------------  -------------------------------
                                                                September 30       June 30         December 31    September 30
                                                                    2003             2003            2002            2002
---------------------------------------------------------------------------------------------  -------------------------------
                    NONPERFORMING ASSETS
---------------------------------------------------------------

Loans accounted for on a nonaccrual basis                       $    30,533     $   35,622       $   37,959     $    38,663
Restructured loans                                                      215            224              336             347
                                                               ------------------------------  -------------------------------
     Total nonperforming loans                                       30,748         35,846           38,295          39,010
Foreclosed assets and surplus property                                3,255          4,556            3,854           2,543
                                                               ------------------------------  -------------------------------
     Total nonperforming assets                                 $    34,003     $   40,402       $   42,149     $    41,553
                                                               ------------------------------  -------------------------------

Nonperforming assets as a percentage of loans plus
    foreclosed assets and surplus property, at end of period            .73 %          .87 %            .95 %           .95 %

Allowance for loan losses as a percentage of
    nonaccruing loans, at end of period                              201.10 %       185.96 %         174.17 %        176.50 %

Allowance for loan losses as a percentage of
    nonperforming loans, at end of period                            199.69 %       184.80 %         172.65 %        174.93 %

Loans 90 days past due still accruing                           $     2,725     $    3,445       $    5,817     $     9,532

Loans 90 days past due still accruing as a
    percentage of loans, at end of period                               .06 %          .07 %            .13 %           .22 %
---------------------------------------------------------------------------------------------  -------------------------------

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